ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                           /s/ LINDA G. ALVARADO
                                           ------------------------------
                                            Linda G. Alvarado

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                       /s/ WILLIAM R. LOOMIS, JR.
                                       -----------------------------------
                                       William R. Loomis, Jr.

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                      /s/ JAMES V. NAPIER
                                      ------------------------------
                                        James V. Napier

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                        /s/ NORMA T. PACE
                                        -------------------------------
                                          Norma T. Pace

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                       /s/ BARRY W. PERRY
                                       ----------------------------
                                         Barry W. Perry

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                         /s/ RUEBEN F. RICHARDS
                                         ------------------------------
                                          Rueben F. Richards

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                           /s/ HENRY R. SLACK
                                           ----------------------------
                                             Henry R. Slack

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                             /s/  ORIN R. SMITH
                                             ----------------------------
                                                Orin R. Smith

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                        /s/ MARION H. ANTONINI
                                        ------------------------------
                                          Marion H. Antonini

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                        /s/ ANTHONY W. LEA
                                        ------------------------------
                                          Anthony W. Lea

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                                Iselin, NJ 08830



                                Power of Attorney


     The undersigned hereby appoints Arthur A. Dornbusch, II, Thomas P. Fitzpatrick and Orin R. Smith, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock ($1 par value), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Savings Plan for Hourly Employees at Attapulgus, Georgia Facility, and interests in such plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of December, 1998.



                                           /s/ DOUGLAS G. WATSON
                                           -----------------------------
                                            Douglas G. Watson